                             PIONEER INTERMEDIATE
                                TAX-FREE FUND
                               60 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

OFFICERS
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Kathleen D. McClaskey, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

TRUSTEES
John F. Cogan, Jr.                           Marguerite A. Piret
Richard H. Egdahl, M.D.                      David D. Tripple
Margaret B.W. Graham                         Stephen K. West
John W. Kendrick                             John Winthrop

INVESTMENT ADVISER                           LEGAL COUNSEL
Pioneering Management                        Hale and Dorr
  Corporation

CUSTODIAN                                    PRINCIPAL UNDERWRITER
Brown Brothers                               Pioneer Funds
  Harriman & Co.                               Distributor, Inc.

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneering Services
  Corporation
60 State Street
Boston, Massachusetts 02109

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP


    Please call Pioneer for information on:
    Existing accounts, new accounts,
    prospectuses, applications, and
    service forms..................................    1-800-225-6292
    Fund yields and prices.........................    1-800-225-4321
    Toll-free fax..................................    1-800-225-4240
    Retirement plans...............................    1-800-622-0176
    Telecommunications Device for the Deaf (TDD)...    1-800-225-1997

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies and other information concerning the Fund.


0296-2998
(C) Pioneer Funds Distributor, Inc.


                                                                 [PIONEER LOGO]


Pioneer
Intermediate
Tax-Free Fund


ANNUAL REPORT
DECEMBER 31, 1995

DEAR FELLOW SHAREOWNERS,
--------------------------------------------------------------------------------

Pioneer Intermediate Tax-Free Fund completed its ninth fiscal year on December 31, 1995. A healthy investing environment of low inflation, slow economic growth and favorable interest rates translated into impressive results for the bond market throughout the year. Your Fund, too, performed well as it provided shareowners with a positive total return and competitive income stream.

                            HOW YOUR FUND PERFORMED

For the year ended December 31, 1995, we report the following results:

- CLASS A SHARES -- Shareowners received income dividends totaling $0.485 per share. The Fund's 30-day yield was 3.68% as of December 31, 1995.(1) Net asset value stood at $10.44 per share at the close of the period, versus $9.62 a year earlier. The Fund's total return was 13.80% based on net asset value and 9.81% based on maximum public offering price. Total return assumes reinvestment of all distributions at net asset value.

- CLASS B SHARES -- Shareowners received a total of $0.399 per share in income dividends for the period. As of December 31, the Fund's 30-day yield was 2.78%.1 Net asset value stood at $10.46 per share on December 31, versus $9.65 a year earlier. The Fund's total return was 12.71% assuming shares were held throughout the period and 9.71% if shares were redeemed. Total return assumes reinvestment of all distributions.

Because your Fund's income is free from federal taxation, its yield compares favorably with taxable bonds on an "after-tax" basis. The Fund's 3.68% yield on Class A shares, and 2.78% yield on Class B shares, would be equal to these taxable yields:

  FEDERAL                  TAXABLE
TAX BRACKET           EQUIVALENT YIELD
------------    -----------------------------
                A SHARES             B SHARES
                --------             --------
   39.6%          6.09%                4.60%
   36.0%          5.75%                4.34%
   31.0%          5.33%                4.03%

                     AN EXCEPTIONAL YEAR FOR BOND INVESTORS

Performance in the United States bond market was impressive for much of 1995, making it an especially rewarding year. The strong results came on the heels of a tumultuous 1994, when concerns about inflation and the increasing pace of economic growth caused the Federal Reserve (the Fed) to initiate a series of hikes in short-term interest rates. The higher rates, while triggering a severe decline in bond prices throughout 1994, ultimately proved successful moving into 1995; a number of important indicators pointed to a slower-growing economy, and inflation remained low. Even the Fed's additional increase in February added enthusiasm to the bond market; investors saw the hike as an indication of the Fed's resolve to keep inflation low and to prevent the economy from moving forward too quickly. Indeed, signs of a slowing economy began to surface, sending long-term interest rates lower and creating an optimistic climate for investing.

To keep the economy from slowing too significantly, the Fed began to lower the federal funds rate later in the year -- on July 6 and December 19. Investors again viewed the Fed's actions favorably, further fueling the bond market's positive momentum. Volatility did exist, however, particularly during the latter half of the fiscal year, due primarily to the heightening debate about the federal budget. While events in Washington, DC show promise for a balanced budget, concerns surfaced about how soon an agreement might be reached, triggering some temporary declines.

The municipal bond market also performed strongly for the year. Results generally tracked those of the taxable bond market, although at times municipals moved at a slower pace due to uncertainty about changes in tax rates and credits. Of course, periods of underperformance made municipal securities extremely inexpensive relative to Treasury investments, creating attractive buying opportunities for investors. This, along with a 10% decline in new issuance in 1995 versus 1994, helped demand and prices move higher.

                      HOW PIONEER MANAGED YOUR INVESTMENT

Pioneer Intermediate Tax-Free Fund pursues current income exempt from federal income taxes by investing in high-quality, intermediate-maturity issues. All portfolio holdings have a rating of A or better; the average quality rating stood at AA as of December 31. During the period, we increased the Fund's weighting in the highest-rated issues, AAA, to 40% of the portfolio, versus 28% one year ago. Your management's focus on these securities proved rewarding over the course of the year, since the difference between yields on AAA- and A-rated bonds narrowed during 1995. Therefore, the Fund did not pay an unnecessary premium for the higher

(1) Yield is based on a standard formula prescribed by the Securities and Exchange Commission. The Fund's investment manager, Pioneering Management Corporation, currently is reducing its management fee and certain other expenses, otherwise the yield for Class A shares and Class B shares would have been 3.51% and 2.65%, respectively.

quality, just as investors in the lower-quality issues were not adequately rewarded in terms of yield to take on additional credit risk.

                               PORTFOLIO QUALITY
                           (As of December 31, 1995)

                                  [PIE CHART]
A                             16%
AA                            43%
AAA                           40%
Cash and Cash Equivalents      1%

Your management's conservative focus applies to the Fund's average life as well as its quality. For example, we reduced the Fund's exposure to long-maturity bonds, due to the uncertain environment resulting from the ongoing debate about tax reform. Instead, your management added to the Fund's position in seven-to-10 year bonds, emphasizing noncallable investments that issuers cannot redeem, or "call," prior to maturity and deprive investors of future income and potential gains. In our view, a conservative, intermediate position should be most successful in maintaining the Fund's share price and income stream in the current political climate. We therefore reduced the portfolio's average life to
7.8 years on December 31, from 9.3 years 12 months earlier.

                          EFFECTIVE PORTFOLIO MATURITY
                           (As of December 31, 1995)

                                  [PIE CHART]

15+ years           6%
10-15 years         20%
7-10 years          34%
5-7 years           13%
2-5 years           20%
0-2 years           7%


                                 LOOKING AHEAD

Bond investors will not soon forget the past year. The strong results in 1995 came as a huge relief to those who were in the market in 1994. While the past two years' extreme results -- both negative and positive -- are unusual, they nonetheless illustrate how investing for the long term can help one ride out market turbulence. Moving into 1996, concerns exist about the ability of politicians to put together and pass a credible, balanced budget. For municipal bond investors, an additional topic remains the so-called flat tax. While such an initiative may not be enacted, some shifting of tax rates could occur. Discussions and debate undoubtedly will remain in the forefront given the election year, although it is unlikely that any definitive action will be taken on tax reform before November. We will continue to monitor progress on these issues.

Tax reform aside, with slow economic growth expected over the near term, the overall bond market looks quite healthy to us. We are confident that municipal bonds will continue to play a significant role for investors, especially given their recent value and limited supply. We think the Fund's conservative positioning not only should help minimize the effects of interest rate changes, but its high-quality holdings should be better able to cope with a weaker economy than lower-quality investments. We are confident our strategy will offer shareowners solid performance and a high level of comfort.

Please read on through the following pages, which provide the Fund's audited Schedule of Investments and financial statements as of December 31, 1995. If you have any questions about your investment in Pioneer Intermediate Tax-Free Fund, contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------------------
John F. Cogan, Jr.
Chairman and President,
Pioneer Intermediate Tax-Free Fund

                        GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund Class A at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.+

PIONEER INTERMEDIATE TAX-FREE FUND CLASS A:
Average ANNUAL TOTAL RETURNS
(as of December 31, 1995)
                                                            Life of Fund
                              1 Year         5 Years          10/22/86
                              ------         -------        ------------

Net Asset Value               13.80%         7.49%               6.72%
Public Offering Price*         9.81          6.73                6.31


                                [LINE GRAPH]
                    Pioneer Intermediate       Lehman Brothers
                         Tax-Free A         Municipal Bond Index
          10/31/86         9,650                   10,000
          12/31/86         9,662                   10,170
                           9,115                   10,133
          12/31/87         9,284                   10,323
                           9,820                   10,885
          12/31/88         10,472                  11,372
                           11,172                  12,125
          12/31/89         11,494                  12,599
                           11,778                  12,951
          12/31/90         12,232                  13,517
                           12,755                  14,118
          12/31/91         13,598                  15,159
                           14,185                  15,780
          12/31/92         14,775                  16,495
                           15,748                  17,667
          12/31/93         16,412                  18,521
                           15,651                  17,702
          12/31/94         15,424                  17,564
                           16,742                  19,258
          12/31/95         17,823                  20,629


 The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.
+ Index comparison begins October 31, 1986.
  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                        GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund Class B, compared to the growth of the Lehman Brothers Municipal Bond Index.+


PIONEER INTERMEDIATE TAX-FREE FUND CLASS B:
Average Annual Total Returns
(as of December 31, 1995)

                                         Life of Fund
                              1 Year        4/29/94
                              ------        -------
Net Asset Value               12.71%         6.46%
Public Offering Price*         9.71          4.73


                                   [LINE GRAPH]
                    Pioneer Intermediate       Lehman Brothers
                      Tax-Free Fund B       Municipal Bond Index
           4/29/94         10,000                  10,000
                           10,082                  10,087
           6/30/94         10,038                  10,028
                           10,171                  10,209
                           10,204                  10,244
           9/30/94         10,046                  10,094
                           9,868                    9,915
                           9,700                    9,735
          12/31/94         9,851                    9,949
                           10,061                  10,234
                           10,343                  10,532
           3/31/95         10,420                  10,653
                           10,433                  10,665
                           10,705                  11,005
           6/30/95         10,636                  10,909
                           10,722                  10,012
                           10,809                  11,152
           9/30/95         10,832                  11,223
                           10,929                  11,386
                           11,036                  11,575
          12/31/95         10,925                  11,686

 The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

* Reflects deduction of the maximum 3.0% contingent deferred sales charge at the end of the period and assumes reinvestment of all distributions.
+ Index comparison begins April 30, 1994.
  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS--PIONEER INTERMEDIATE TAX-FREE FUND--DECEMBER 31, 1995

---------------------------------------------------------------------------------------------------------------------
               STANDARD
               & POOR'S/
                MOODY'S
PRINCIPAL       RATINGS
  AMOUNT      (UNAUDITED)                                   INVESTMENTS+                                      VALUE
---------------------------------------------------------------------------------------------------------------------
                            INVESTMENT IN TAX-EXEMPT SECURITIES--99.3%
                            ALASKA--1.3%
$1,000,000    AAA/Aaa       Alaska Housing Finance Corporation Revenue, MBIA Insured, 5.125%, 2006.......  $1,014,170
                                                                                                           ----------
                            ARIZONA--2.7%
 1,000,000    AA/Aaa        Arizona State Transportation Board Highway Revenue, 6.5%, Prerefunded,
                              2001*......................................................................   1,120,270
 1,000,000    AA/Aa         Salt River Project Agriculture Improvement and Power District Revenue, 5.2%,
                              2008.......................................................................   1,018,790
                                                                                                           ----------
                                                                                                            2,139,060
                                                                                                           ----------
                            CONNECTICUT--3.3%
 1,500,000    AA-/A1        Connecticut Special Tax Transportation Revenue, 5.2%, 2005...................   1,551,105
 1,000,000    AA/Aa         Connecticut Housing Finance Authority, 6.25%, 2011...........................   1,048,150
                                                                                                           ----------
                                                                                                            2,599,255
                                                                                                           ----------
                            DISTRICT OF COLUMBIA--0.7%
   500,000    A+/NR         Georgetown University General Obligation, 8.125%, 2008.......................     550,985
                                                                                                           ----------
                            FLORIDA--6.3%
   750,000    AAA/Aaa       Broward County, School General Obligation, 7.125%, Prerefunded, 1999*........     831,937
 1,000,000    AA/Aa         Florida State Board of Education Capital Outlay General Obligation, 5.125%,
                              2005.......................................................................   1,035,790
 1,000,000    AAA/Aaa       Florida State Department of Environmental Protection Revenue, AMBAC Insured,
                              5.25%, 2003................................................................   1,051,870
 1,020,000    AAA/Aaa       Homstead Special Insurance Assessment, MBIA Insured, Escrowed to Maturity in
                              Government Securities, 5.25%, 2003.........................................   1,068,929
 1,000,000    AA/Aa1        Orlando Utilities Commission Revenue, 5.6%, 2003.............................   1,073,980
                                                                                                           ----------
                                                                                                            5,062,506
                                                                                                           ----------
                            GEORGIA--1.6%
   500,000    AA-/A1        Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, 7.25%,
                              2010.......................................................................     541,925
   250,000    AAA/Aaa       Municipal Electric Authority of Georgia Revenue, 7.75%, Prerefunded, 1997*...     265,222
   400,000    A/A           Municipal Electric Authority of Georgia Special Obligation Revenue, 7.65%,
                              2003.......................................................................     432,024
                                                                                                           ----------
                                                                                                            1,239,171
                                                                                                           ----------
                            HAWAII--3.9%
 2,000,000    AA/Aa         Hawaii General Obligation, 5.25%, 2000.......................................   2,092,180
 1,000,000    AA/Aa         Honolulu, City and County General Obligation, 5.1%, 2002.....................   1,036,740
                                                                                                           ----------
                                                                                                            3,128,920
                                                                                                           ----------
                            ILLINOIS--6.1%
 1,000,000    AAA/Aaa       Chicago, General Obligation, AMBAC Insured, 5.7%, 2007.......................   1,054,360
 1,000,000    AAA/Aaa       Chicago Wastewater Transmission Revenue, 6.3%, Prerefunded, 2003*............   1,124,350
   600,000    AAA/Aaa       Illinois Sales Tax Revenue, 7.25%, Prerefunded, 1999*........................     671,238
 1,000,000    AAA/A1        Illinois Sales Tax Revenue, 5.5%, 2018.......................................     998,690
 1,000,000    AA-/Aa1       Illinois Education Facilities Authority Revenue, Northwestern University,
                              5.5%, 2013.................................................................   1,032,290
                                                                                                           ----------
                                                                                                            4,880,928
                                                                                                           ----------
                            INDIANA--3.7%
   750,000    A/NR          Indiana Municipal Power Agency, Power Supply System Revenue, 7.1%,
                              Prerefunded, 2000*.........................................................     841,230
 1,500,000    NR/Aaa        Indiana State Educational Facilities Authority Revenue, Notre Dame, 6.0%,
                              2023.......................................................................   1,560,075
   500,000    A+/A1         Indiana Transportation Finance Authority Highway Revenue, 8.0%, Prerefunded,
                              1998*......................................................................     554,430
                                                                                                           ----------
                                                                                                            2,955,735
                                                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS--PIONEER INTERMEDIATE TAX-FREE FUND--DECEMBER 31, 1995 continued

---------------------------------------------------------------------------------------------------------------------
               STANDARD
               & POOR'S/
                MOODY'S
PRINCIPAL       RATINGS
  AMOUNT      (UNAUDITED)                                   INVESTMENTS+                                      VALUE
---------------------------------------------------------------------------------------------------------------------
                            KANSAS--2.0%
$1,000,000    AAA/Aaa       Kansas City, Kansas, General Obligation, MBIA Insured, 5.375%, 2010..........  $1,024,550
   500,000    AA/NR         Kansas Department of Transportation Highway Revenue, 6.5%, Prerefunded,
                              2002*......................................................................     563,240
                                                                                                           ----------
                                                                                                            1,587,790
                                                                                                           ----------
                            KENTUCKY--2.3%
 1,000,000    AAA/Aaa       Kentucky Turnpike Authority Economic Development Road Revenue, AMBAC Insured,
                              5.25%, 2005................................................................   1,040,220
   750,000    A+/A1         Lexington-Fayette Urban County Government Revenue, 7.0%, 2006................     822,735
                                                                                                           ----------
                                                                                                            1,862,955
                                                                                                           ----------
                            MAINE--0.7%
   250,000    A+/NR         Maine Municipal Bond Bank Revenue, 7.15%, Prerefunded, 2001*.................     289,340
   245,000    A+/NR         Maine Municipal Bond Bank Revenue, 7.65%, Prerefunded, 1998*.................     273,665
                                                                                                           ----------
                                                                                                              563,005
                                                                                                           ----------
                            MARYLAND--2.0%
 1,500,000    NR/Aa         Maryland Community Development Administration, Single Family Mortgage
                              Revenue, 5.95%, 2006.......................................................   1,558,785
                                                                                                           ----------
                            MASSACHUSETTS--4.0%
 1,000,000    A+/A1         Massachusetts Bay Transportation Authority, 5.5%, 2009.......................   1,037,950
 1,000,000    AAA/Aaa       Massachusetts Housing Finance Agency, FNMA Collateralized, 6.875%, 2021......   1,056,190
 1,000,000    AA-/Aa        Massachusetts Water Pollution Abatement Trust Revenue, 6.0%, 2008............   1,071,060
                                                                                                           ----------
                                                                                                            3,165,200
                                                                                                           ----------
                            MICHIGAN--2.7%
 1,000,000    AA-/A1        Michigan State Trunk Line Fuel Sales Tax Revenue, Series A, 5.625%, 2003.....   1,067,490
 1,000,000    AA-/A1        Michigan State Trunk Line Fuel Sales Tax Revenue, Series B, 5.625%, 2003.....   1,067,490
                                                                                                           ----------
                                                                                                            2,134,980
                                                                                                           ----------
                            MINNESOTA--1.0%
   750,000    AAA/Aa        Minnesota Public Facilities Authority Water Pollution Control Revenue, 7.0%,
                              2009.......................................................................     828,398
                                                                                                           ----------
                            MISSOURI--1.3%
 1,000,000    NR/Aa         Missouri State Environmental Improvement & Energy Resources Authority
                              Revenue, 5.15%, 2004.......................................................   1,033,100
                                                                                                           ----------
                            NEBRASKA--1.4%
 1,000,000    AA/NR         Omaha Public Power District Electric System Revenue, 6.5%, Prerefunded,
                              2002*......................................................................   1,124,280
                                                                                                           ----------
                            NEVADA--0.2%
   130,000    AA/Aa         Nevada Housing Division Single Family Program Revenue, 8.0%, 2009............     135,209
                                                                                                           ----------
                            NEW HAMPSHIRE--2.0%
 1,000,000    AA+/Aaa       New Hampshire Higher Educational Facilities Authority Revenue, Dartmouth
                              College, 5.5%, 2013........................................................   1,018,350
   500,000    AAA/Aaa       New Hampshire Turnpike System Revenue, 7.375%, Prerefunded, 2000*............     570,030
                                                                                                           ----------
                                                                                                            1,588,380
                                                                                                           ----------

  The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS--PIONEER INTERMEDIATE TAX-FREE FUND--DECEMBER 31, 1995 continued

---------------------------------------------------------------------------------------------------------------------
               STANDARD
               & POOR'S/
                MOODY'S
PRINCIPAL       RATINGS
  AMOUNT      (UNAUDITED)                                   INVESTMENTS+                                      VALUE
---------------------------------------------------------------------------------------------------------------------
                            NEW JERSEY--2.4%
$  750,000    AA-/Aaa       New Jersey Highway Authority, Garden State Parkway Senior Revenue,
                              7.25%, Prerefunded, 1999*..................................................  $  830,798
 1,000,000    AA+/Aa1       State of New Jersey Sales Tax General Obligation, 5.8%, 2007.................   1,087,440
                                                                                                           ----------
                                                                                                            1,918,238
                                                                                                           ----------
                            NEW YORK--2.3%
   750,000    AA-/Aa        Municipal Assistance Corporation for the City of New York Revenue, 7.25%,
                              2008.......................................................................     777,165
   500,000    AAA/Aaa       New York City Municipal Water Finance Authority Revenue, 7.75%, Prerefunded,
                              1998*......................................................................     551,315
   500,000    A+/Aaa        Triborough Bridge and Tunnel Authority General Purpose Revenue,
                              7.375%, Prerefunded, 1998*.................................................     542,665
                                                                                                           ----------
                                                                                                            1,871,145
                                                                                                           ----------
                            NORTH CAROLINA--2.0%
 1,500,000    AAA/Aaa       Charlotte General Obligation, 5.7%, 2007.....................................   1,612,410
                                                                                                           ----------
                            OHIO--1.3%
 1,000,000    AAA/Aaa       Cuyahoga County, Ohio, General Obligation, MBIA Insured, 5.0%, 2007..........   1,010,560
                                                                                                           ----------
                            OKLAHOMA--3.3%
 1,500,000    A-/A          Grand River Dam Authority Electric Revenue, 5.75%, 2006......................   1,609,365
 1,000,000    AA/Aa         Oklahoma City General Obligation, 5.0%, 2004.................................   1,026,240
                                                                                                           ----------
                                                                                                            2,635,605
                                                                                                           ----------
                            OREGON--1.0%
   500,000    AA-/Aa        State of Oregon Veterans Welfare General Obligation, 7.0%, 2011..............     542,340
   250,000    AA-/Aa        State of Oregon Veterans Welfare General Obligation, 7.75%, 2003.............     265,085
                                                                                                           ----------
                                                                                                              807,425
                                                                                                           ----------
                            PENNSYLVANIA--4.9%
 1,500,000    AA-/A1        Pennsylvania General Obligation, 6.25%, 2010.................................   1,682,040
 1,000,000    A-/NR         Pennsylvania Industrial Development Authority Revenue, 7.0%, Prerefunded,
                              2001*......................................................................   1,140,580
 1,000,000    A/A1          Pennsylvania State Turnpike Commission Highway Revenue, 5.45%, 2002..........   1,052,890
                                                                                                           ----------
                                                                                                            3,875,510
                                                                                                           ----------
                            PUERTO RICO--5.8%
   500,000    AAA/NR        Puerto Rico Highway Authority Revenue, 8.0%, Prerefunded, 1998*..............     557,305
 1,500,000    A/Baa1        Puerto Rico Highway and Transportation Authority Revenue, 5.5%, 2019.........   1,482,450
 1,000,000    AAA/Aaa       Puerto Rico Electric Power Authority, MBIA Insured, 5.0%, 2004...............   1,032,160
 1,500,000    A/Baa1        Commonwealth of Puerto Rico General Obligation, 5.375%, 2006.................   1,546,770
                                                                                                           ----------
                                                                                                            4,618,685
                                                                                                           ----------
                            SOUTH CAROLINA--1.1%
   750,000    AAA/Aaa       South Carolina Public Service Authority Revenue, 7.0%, Prerefunded, 2001*....     861,398
                                                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS--PIONEER INTERMEDIATE TAX-FREE FUND--DECEMBER 31, 1995 continued

----------------------------------------------------------------------------------------------------------------------
               STANDARD
               & POOR'S/
                MOODY'S
PRINCIPAL       RATINGS
  AMOUNT      (UNAUDITED)                                   INVESTMENTS+                                      VALUE
----------------------------------------------------------------------------------------------------------------------
                            TEXAS--7.7%
$1,250,000    AAA/Aaa       Dallas, Texas, Independent School District General Obligation, Permanent
                              School Fund Guarantee, 5.3% 2008...........................................  $ 1,269,700
 1,000,000    A/A           Houston Water & Sewer System Revenue, 5.4%, 2000.............................    1,047,840
   750,000    AAA/Aaa       San Antonio Prior Lien Water Revenue, 7.125%, Prerefunded, 1999*.............      830,385
 1,500,000    AA/Aa         State of Texas General Obligation, 5.8%, 2004................................    1,630,665
 1,000,000    AA/Aaa        Tarrant County Water Control Revenue, 6.0%, Prerefunded, 2001*...............    1,079,460
   250,000    AAA/Aaa       University of Texas Permanent University Fund, Escrowed to Maturity in
                              Government Securities, 8.0%, 2004..........................................      310,072
                                                                                                           -----------
                                                                                                             6,168,122
                                                                                                           -----------
                            UTAH--2.5%
   750,000    AA/Aa         Intermountain Power Agency Special Obligation Second Crossover Revenue, 7.5%,
                              2016.......................................................................      777,090
 1,000,000    AA/Aa         Intermountain Power Agency Power Supply Revenue, 5.5%, 2020..................      986,750
   240,000    AA/Aa         Utah Housing Finance Agency, Single Family Mortgage Purchase Revenue, 7.3%,
                              2003++.....................................................................      230,009
                                                                                                           -----------
                                                                                                             1,993,849
                                                                                                           -----------
                            VERMONT--0.7%
   500,000    AAA/Aaa       Vermont Municipal Bond Bank, 7.9%, Prerefunded, 1998*........................      562,455
                                                                                                           -----------
                            VIRGINIA--5.5%
 1,000,000    AAA/Aaa       Fairfax County General Obligation, 4.8%, 2003................................    1,022,280
   750,000    AA/Aaa        Richmond General Obligation, 7.0%, Prerefunded, 2000*........................      840,623
 1,000,000    AA/Aa         Virginia Public School Authority Revenue, 5.4%, 2004.........................    1,056,730
 1,500,000    AA/Aa         Virginia State Transportation Board Revenue, 5.5%, 2018......................    1,504,260
                                                                                                           -----------
                                                                                                             4,423,893
                                                                                                           -----------
                            WASHINGTON--6.0%
 1,000,000    AA+/Aa1       King County General Obligation, 4.5%, 2003...................................      998,090
 1,000,000    AA/Aa         Lewis County Public Utility District #1 Revenue, 5.0%, 2004..................    1,017,670
   800,000    A+/Aaa        Metropolitan Seattle Limited Sales Tax General Obligation, 7.2%, Prerefunded,
                              1997*......................................................................      844,408
   750,000    AA/Aaa        State of Washington Motor Vehicle Fuel Tax General Obligation, 7.25%,
                              Prerefunded, 1999*.........................................................      820,950
 1,000,000    AA/Aa         State of Washington General Obligation, 6.0%, 2002...........................    1,085,300
                                                                                                           -----------
                                                                                                             4,766,418
                                                                                                           -----------
                            WISCONSIN--1.3%
 1,000,000    AA/Aa         State of Wisconsin General Obligation, 5.5%, 2001............................    1,054,200
                                                                                                           -----------
                            WYOMING--2.3%
   750,000    A-/Aa2        Sweetwater County Pollution Control Revenue, 7.625%, 2013....................      787,718
 1,015,000    AA-/NR        Wyoming Farm Loan Board Capital Facilities Revenue, 6.25%, 2008..............    1,086,882
                                                                                                           -----------
                                                                                                             1,874,600
                                                                                                           -----------
                            TOTAL INVESTMENT IN TAX-EXEMPT SECURITIES
                              (Cost $74,881,396)(a)(b)...................................................  $79,207,325
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS--PIONEER INTERMEDIATE TAX-FREE FUND--DECEMBER 31, 1995 continued

----------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                    INVESTMENTS+                                      VALUE
----------------------------------------------------------------------------------------------------------------------
                            TEMPORARY TAX-EXEMPT INVESTMENTS--0.7%
$  250,000                  Nebraska Public Power District Series B, 3.6%, 1/18/96.......................  $   252,047
   100,000                  Peninsula Port Authority, Virginia, Port Facility Revenue, 5.9%, 2005**......      100,387
   100,000                  Perry County, Mississippi, Pollution Control Revenue, Credit Suisse
                              Guarantee, 5.9%, 2002**....................................................      100,387
   100,000                  Uinta County, Wyoming, Pollution Control Revenue, Chevron Corp. Guarantee,
                              5.9%, 2020**...............................................................      100,384
                                                                                                           -----------
                            TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS (Cost $550,000).......................  $   553,205
                                                                                                           -----------
                            TOTAL INVESTMENT IN SECURITIES--100%
                              (Total Cost $75,431,396)...................................................  $79,760,530
                                                                                                           ===========

+ The concentration of securities by type of obligation/market sector is as follows:

                  General Obligation........................................................   22.1%
                  Escrowed in U.S. Government Securities....................................   23.9%
                  Revenue Bonds:
                    Education Revenue.......................................................    6.5%
                    Water & Sewer Revenue...................................................    2.7%
                    Housing Revenue.........................................................    5.1%
                    Insured.................................................................   10.7%
                    Pollution Control Revenue...............................................    3.3%
                    Power Revenue...........................................................    8.7%
                    Sales Tax Revenue.......................................................    2.9%
                    Transportation Revenue..................................................   11.0%
                    Other...................................................................    2.4%
                  Reserves..................................................................    0.7%

++   A portion of the bond was called on January 2, 1996.
 * Prerefunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
**   Securities with daily "put" features with resetting interest rates.
     Coupon rates disclosed are as of December 31, 1995.
NR   Not Rated.
(a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $74,881,396 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost......................   $4,327,839
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value......................       (1,910)
                                                                       ----------
     Net unrealized gain............................................   $4,325,929
                                                                       ==========

(b) At December 31, 1995, the Fund had a net capital loss carryforward of $699,955 which will expire between 2002 and 2003 if not utilized.

     Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 1995 aggregated $22,956,030 and $27,082,537, respectively.


  The accompanying notes are an integral part of these financial statements.

BALANCE SHEET--PIONEER INTERMEDIATE TAX-FREE FUND--DECEMBER 31, 1995

---------------------------------------------------------------------------------------------------------
ASSETS:
    Investments in securities, at value (including temporary cash investments of
     $553,205) (Cost $75,431,396; see Schedule of Investments and Note 1)...............      $79,760,530
    Cash................................................................................           53,173
    Receivables--
      Interest..........................................................................        1,415,070
      Trust shares sold.................................................................              511
      Investment securities sold........................................................        1,077,744
    Other...............................................................................            5,618
                                                                                              -----------
         Total assets...................................................................      $82,312,646
                                                                                              -----------
LIABILITIES:
    Payables--
      Trust shares repurchased..........................................................      $    39,695
      Dividends.........................................................................          115,439
    Due to affiliates (Notes 2, 3 and 4)................................................          107,816
    Accrued expenses....................................................................           65,031
                                                                                              -----------
         Total liabilities..............................................................      $   327,981
                                                                                              -----------
NET ASSETS:
    Paid-in capital (Note 1)............................................................      $78,323,513
    Accumulated undistributed net investment income (Note 1)............................           35,178
    Accumulated net realized loss on investments (Note 1)...............................         (699,955)
    Net unrealized gain on investments (Note 1).........................................        4,325,929
                                                                                              -----------
         Total net assets...............................................................      $81,984,665
                                                                                              ===========
NET ASSET VALUE PER SHARE:
    Class A--(based on $79,432,311/7,609,221 shares of beneficial interest outstanding--
     unlimited number of shares authorized with no par value)...........................      $     10.44
                                                                                              ===========

    Class B--(based on $2,552,354/243,992 shares of beneficial interest outstanding--
     unlimited number of shares authorized with no par value)...........................      $     10.46
                                                                                              ===========

MAXIMUM OFFERING PRICE:
    Class A.............................................................................      $     10.82
                                                                                              ===========


   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS--PIONEER INTERMEDIATE TAX-FREE FUND
FOR THE YEAR ENDED DECEMBER 31, 1995

----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1):
    Interest.............................................................                      $ 4,743,496
                                                                                               -----------
EXPENSES:
    Management fees (Note 2).............................................       $408,497
    Distribution fees (Note 4)
         Class A.........................................................        181,894
         Class B.........................................................         22,195
    Transfer agent fees (Note 3)
         Class A.........................................................         82,035
         Class B.........................................................          4,034
    Registration fees....................................................         39,583
    Professional fees....................................................         57,693
    Accounting (Note 2)..................................................         71,687
    Custodian fees.......................................................         19,196
    Printing.............................................................         16,235
    Fees and expenses of nonaffiliated trustees..........................         17,210
    Miscellaneous........................................................         19,922
                                                                                --------
         Total expenses..................................................       $940,181
         Less fees paid indirectly (Note 5)..............................        (13,350)
         Less management fees waived by Pioneering Management Corporation
           (Note 2)......................................................        (89,114)
                                                                                --------
         Net expenses....................................................                      $   837,717
                                                                                               -----------
             Net investment income.......................................                      $ 3,905,779
                                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments (Note 1)............................                      $  (400,733)
    Change in net unrealized loss on investments.........................                        6,979,005
                                                                                               -----------
         Net gain on investments.........................................                      $ 6,578,272
                                                                                               -----------
             Net increase in net assets resulting from operations........                      $10,484,051
                                                                                               ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS--PIONEER INTERMEDIATE TAX-FREE FUND FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

----------------------------------------------------------------------------------------------------------------------
                                                                                               1995           1994
                                                                                           ------------   ------------
FROM OPERATIONS:
    Net investment income...............................................................   $  3,905,779   $  4,034,832
    Net realized loss on investments....................................................       (400,733)      (299,222)
    Change in net unrealized gain/loss on investments...................................      6,979,005     (8,771,933)
                                                                                           ------------   ------------
        Net increase (decrease) in net assets resulting from operations.................   $ 10,484,051   $ (5,036,323)
                                                                                           ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class A--($0.49 and $0.49 per share, respectively)................................   $ (3,800,009)  $ (4,031,997)
      Class B--($0.40 and $0.27 per share, respectively)................................        (86,280)       (24,385)
    In excess of net investment income
      Class A--($0.00 and $0.00 per share, respectively)................................             --        (16,135)
      Class B--($0.00 and $0.00 per share, respectively)................................             --           (313)
    From net realized gain on investments
      Class A--($0.00 and $0.01 per share, respectively)................................             --        (32,059)
      Class B--($0.00 and $0.00 per share, respectively)................................             --            (97)
                                                                                           ------------   ------------
    Decrease in net assets resulting from distributions to shareholders.................   $ (3,886,289)  $ (4,104,986)
                                                                                           ------------   ------------
FROM TRUST SHARE TRANSACTIONS:
    Net proceeds from sale of shares....................................................   $  7,101,676   $ 18,171,021
    Net asset value of shares issued to shareholders in reinvestment of dividends.......      2,437,890      2,597,115
    Cost of shares repurchased..........................................................    (12,355,539)   (15,520,911)
                                                                                           ------------   ------------
      Increase (decrease) in net assets resulting from trust share transactions.........   $ (2,815,973)  $  5,247,225
                                                                                           ------------   ------------
        Net increase (decrease) in net assets...........................................   $  3,781,789   $ (3,894,084)
NET ASSETS:
    Beginning of year...................................................................     78,202,876     82,096,960
                                                                                           ------------   ------------
    End of year (including accumulated undistributed (distributions in excess of) net
     investment income of $35,178 and ($16,448), respectively)..........................   $ 81,984,665   $ 78,202,876
                                                                                           ============   ============

                                                                         YEAR ENDED                   YEAR ENDED
                                                                      DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                  -------------------------    -------------------------
                                                                    SHARES        AMOUNT         SHARES        AMOUNT
                                                                  ----------   ------------    ----------   ------------
CLASS A
    Shares sold................................................      567,733   $  5,747,321     1,602,661   $ 16,366,775
    Shares issued to shareholders in reinvestment of
      distributions............................................      233,794      2,382,977       257,363      2,584,951
    Less shares repurchased....................................   (1,158,605)   (11,807,545)   (1,526,764)   (15,286,865)
                                                                  ----------   ------------    ----------   ------------
        Net increase (decrease)................................     (357,078)  $ (3,677,247)      333,260   $  3,664,861
                                                                  ==========   ============    ==========   ============
CLASS B*
    Shares sold................................................      133,711   $  1,354,355       180,473   $  1,804,246
    Shares issued to shareholders in reinvestment of
      distributions............................................        5,360         54,913         1,240         12,164
    Less shares repurchased....................................      (53,564)      (547,994)      (23,228)      (234,046)
                                                                  ----------   ------------    ----------   ------------
        Net increase...........................................       85,507   $    861,274       158,485   $  1,582,364
                                                                  ==========   ============    ==========   ============

------------
* Class B shares were first publicly offered on April 29, 1994.

  The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS--PIONEER INTERMEDIATE TAX-FREE FUND
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

----------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
CLASS A                                                        1995       1994+      1993       1992       1991       1990
                                                              -------    -------    -------    -------    -------    -------
Net asset value, beginning of period.......................   $  9.62    $ 10.76    $ 10.32    $ 10.06    $  9.63    $  9.66
                                                              -------    -------    -------    -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income.....................................   $  0.49    $  0.49    $  0.56    $  0.59    $  0.61    $  0.63
 Net realized and unrealized gain (loss) on investments....      0.82      (1.13)      0.56       0.25       0.43      (0.04)
                                                              -------    -------    -------    -------    -------    -------
   Total increase (decrease) from investment operations....   $  1.31    $ (0.64)   $  1.12    $  0.84    $  1.04    $  0.59
Distribution to shareholders from:
 Net investment income.....................................     (0.49)     (0.49)     (0.56)     (0.58)     (0.61)     (0.62)
 Net realized gain.........................................        --      (0.01)     (0.12)        --         --         --
                                                              -------    -------    -------    -------    -------    -------
Net increase (decrease) in net asset value.................   $  0.82    $ (1.14)   $  0.44    $  0.26    $  0.43    $ (0.03)
                                                              -------    -------    -------    -------    -------    -------
Net asset value, end of period.............................   $ 10.44    $  9.62    $ 10.76    $ 10.32    $ 10.06    $  9.63
                                                              =======    =======    =======    =======    =======    =======
Total return*..............................................     13.80%     (6.02)%    11.08%      8.65%     11.17%      6.42%
Ratio of net operating expenses to average net assets......      1.02%++    1.00%      0.85%      0.85%      0.75%      0.66%
Ratio of net investment income to average net assets.......      4.77%++    4.89%      5.23%      5.78%      6.21%      6.56%
Portfolio turnover rate....................................     28.75%     39.24%     13.93%      3.52%      4.61%      7.99%
Net assets, end of period (in thousands)...................   $79,432    $76,674    $82,097    $57,353    $44,631    $34,118
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid
 indirectly:
 Net operating expenses....................................      1.12%      1.22%      1.12%      1.27%      1.33%      1.17%
 Net investment income.....................................      4.67%      4.67%      4.97%      5.36%      5.63%      6.05%
Ratios assuming waiver of management fees and assumption of
 expenses by PMC and reduction for fees paid indirectly:
 Net operating expenses....................................      1.00%        --         --         --         --         --
 Net investment income.....................................      4.79%        --         --         --         --         --

---------------------------------------------------------------------------------------------------------------
                                                                                                    OCTOBER 27,
                                                             FOR THE YEARS ENDED DECEMBER 31,         1986 TO
                                                             --------------------------------       DECEMBER 31,
CLASS A                                                       1989         1988       1987             1986
                                                             -------      -------    -------       ------------
Net asset value, beginning of period.......................  $  9.40      $  8.95    $ 10.01          $10.00
                                                             -------      -------    -------          ------
Increase (decrease) from investment operations:
 Net investment income.....................................  $  0.63      $  0.63    $  0.62          $ 0.05
 Net realized and unrealized gain (loss) on investments....     0.26         0.47      (1.02)          (0.04)
                                                             -------      -------    -------          ------
   Total increase (decrease) from investment operations....  $  0.89      $  1.10    $ (0.40)         $ 0.01
Distribution to shareholders from:
 Net investment income.....................................    (0.63)       (0.65)     (0.66)             --
 Net realized gain.........................................       --           --         --              --
                                                             -------      -------    -------          ------
Net increase (decrease) in net asset value.................  $  0.26      $  0.45    $ (1.06)         $ 0.01
                                                             -------      -------    -------          ------
Net asset value, end of period.............................  $  9.66      $  9.40    $  8.95          $10.01
                                                             =======      =======    =======          ======
Total return*..............................................     9.77%       12.79%     (3.91)%          0.10%
Ratio of net operating expenses to average net assets......     0.60%        0.50%      0.35%           0.61%**
Ratio of net investment income to average net assets.......     6.60%        6.89%      7.08%           9.73%**
Portfolio turnover rate....................................     4.09%       10.03%      0.06%             --
Net assets, end of period (in thousands)...................  $28,754      $20,121    $13,107          $3,066
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid
 indirectly:
 Net operating expenses....................................     1.10%        1.28%      1.53%             --
 Net investment income.....................................     6.10%        6.11%      5.90%             --
Ratios assuming waiver of management fees and assumption of
 expenses by PMC and reduction for fees paid indirectly:
 Net operating expenses....................................       --           --         --              --
 Net investment income.....................................       --           --         --              --

------------
  + The per share data is based upon average shares outstanding for the period presented.
 ++ Ratios assuming no reduction for fees paid indirectly.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.

  The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS--PIONEER INTERMEDIATE TAX-FREE FUND
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

----------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR    APRIL 29,
                                                                            ENDED         1994 TO
                                                                         DECEMBER 31,   DECEMBER 31,
CLASS B***                                                                   1995          1994+
                                                                         ------------   ------------
Net asset value, beginning of period...................................     $ 9.65         $10.07
                                                                            ------         ------
Increase (decrease) from investment operations:
 Net investment income.................................................     $ 0.41         $ 0.27
 Net realized and unrealized gain (loss) on investments................       0.80          (0.42)
                                                                            ------         ------
   Total increase (decrease) from investment operations................     $ 1.21         $(0.15)
Distribution to shareholders from:
 Net investment income.................................................      (0.40)         (0.27)
                                                                            ------         ------
Net increase (decrease) in net asset value.............................     $ 0.81         $(0.42)
                                                                            ------         ------
Net asset value, end of period.........................................     $10.46         $ 9.65
                                                                            ======         ======
Total return*..........................................................      12.71%         (1.49)%
Ratio of net operating expenses to average net assets..................       1.86%++        1.84%**
Ratio of net investment income to average net assets...................       3.90%++        4.17%**
Portfolio turnover rate................................................      28.75%         39.24%
Net assets, end of period (in thousands)...............................     $2,553         $1,529
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fess paid indirectly:
 Net operating expenses................................................       1.96%          2.14%**
 Net investment income.................................................       3.80%          3.87%**
Ratios assuming waiver of management fees and assumption of expenses by
 PMC and reduction for fess paid indirectly:
 Net operating expenses................................................       1.82%            --
 Net investment income.................................................       3.94%            --

------------
  + The per share data is based upon average shares outstanding for the period presented.
 ++ Ratios assuming no reduction for fees paid indirectly.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
*** Class B shares were first publicly offered on April 29, 1994.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS--PIONEER INTERMEDIATE TAX-FREE FUND
DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. Pioneer Intermediate Tax-Free Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective January 1, 1994, the Fund changed its name from the Pioneer Municipal Bond Fund to the Pioneer Intermediate Tax-Free Fund. The investment objective of the Fund is to provide as high a level of current income exempt from federal income taxes.

  The Board of Trustees has authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. Class B shares were first publicly offered on April 29, 1994. Shares issued and outstanding prior to April 29, 1994 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

  The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  A. Security Valuation--Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Original issue discount is accreted daily into interest income on a yield-to-maturity basis. Market discount and premium are accreted or amortized daily on a straight-line basis. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

  Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  B. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  The Fund has reclassified $32,136 to accumulated undistributed net investment income, $215 to accumulated net realized loss and $31,921 from paid-in capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  C. Trust Shares--The Fund records sales and repurchases of trust shares on trade date. Shares are sold and redeemed on a continuous basis at net asset value per share. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $16,256 in underwriting commissions on the sale of the Fund's trust shares during the year ended December 31, 1995. The Fund declares as daily dividend substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distribu-

NOTES TO FINANCIAL STATEMENTS--PIONEER INTERMEDIATE TAX-FREE FUND
DECEMBER 31, 1995--continued
--------------------------------------------------------------------------------

tions, if any, may be declared with the daily dividends. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

  D. Class Allocations--Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the average daily net assets.

  PMC has agreed not to impose a portion of its management fees and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.00% of the Fund's average daily net assets attributable to the Class A shares; the portion of the Fund-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for the Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

  In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is $44,416 and $11,211 in management and accounting fees, respectively, payable to PMC at December 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $5,338 in transfer agent fees payable to PSC at December 31, 1995.

4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate, respectively, PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in due to affiliates is $46,851 in distribution fees payable to PFD at December 31, 1995.

  In addition, Class B shares that are redeemed within four years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 3.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1995, CDSC in the amount of $9,324 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $13,350 under such arrangements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER INTERMEDIATE TAX-FREE
FUND:

We have audited the accompanying balance sheet of Pioneer Intermediate Tax-Free Fund, including the schedule of investments, as of December 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Intermediate Tax-Free Fund as of December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 2, 1996

  TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                              DISTRIBUTIONS PER SHARE
                                                        FROM
                                               NET INVESTMENT INCOME
                                              ------------------------
              PAYMENT DATE                     CLASS A        CLASS B
              ------------                    ---------       --------
              Jan. 31, 1995.................     0.043          0.036
              Feb. 28, 1995.................     0.042          0.035
              Mar. 31, 1995.................     0.042          0.035
              Apr. 28, 1995.................     0.040          0.033
              May 31, 1995..................     0.040          0.033
              June 30, 1995.................     0.040          0.033
              July 31, 1995.................     0.040          0.033
              Aug. 31, 1995.................     0.040          0.033
              Sept. 29, 1995................     0.039          0.032
              Oct. 31, 1995.................     0.039          0.032
              Nov. 30, 1995.................     0.039          0.032
              Dec. 31, 1995.................     0.041          0.032
                                                ------         ------
                TOTALS......................    $0.485         $0.399
                                                ======         ======

Of the $0.485 and $0.399 per share distributed by Class A and Class B shares, respectively, 100% is tax exempt.

For purposes of the dividend exclusion, none of the $0.485 and $0.399 per share for Class A and Class B shares, respectively, qualifies for the exclusion.

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended December 31, 1995 was approximately $14,000, plus expenses incurred in attending trustees meetings of approximately $3,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1000 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At December 31, 1995, the trustees and officers of the Fund owned beneficially 24,141 Class A shares of the Fund (approximately 0.3% of the Class A outstanding shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.